UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

1/31

Date of reporting period:  1/31/13

Item 1.  Reports to Stockholders.

Grant Park Managed Futures Strategy Fund

 Class A shares: GPFAX

Class C shares: GPFCX

Class I shares: GPFIX

Class N shares: GPFNX

Class W shares: GPFWX

Annual Report

January 31, 2013

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders,

Performance Review

During 2011, dramatic, global macro events occurred throughout the year and drove the financial markets chaotically. During 2012, the events were less frequent, but still created a negative impact during the brief period when they occurred.

The Fund’s performance during 2012 can be described in two periods. From January through September, the global markets where the Fund invests began the year with minor losses and were generally unchanged by the end of the third quarter. The underlying commodity and financial sectors were not moving strongly in any sustained direction and small gains in one sector were offset by small losses in another sector.

From mid-October through mid-November, however, three significant events created widespread uncertainty across global markets. Greece required additional bailout funds from the European Central Bank and Spain also requested bail-out funding. The Spanish request caused S&P to lower its rating on Spanish debt and enflamed civil unrest across the eurozone. Uncertainty about the outcome of the U.S. presidential elections and the status of the fiscal cliff conundrum combined with the European situations to drive equity, metals, commodities, and energy markets down. Strong, risk-averse sentiments quickly drove the global markets negatively. The rapid market reversals exposed the Fund to approximately 3% losses in the four weeks from mid-October until mid-November. The markets returned to typical behavior during December and the Fund continues to execute its disciplined investment management processes to pursue growth opportunities. As a result, the Grant Park Managed Futures Strategy Fund Class A returned -3.78% for the one-year period ending 1/31/2013.

Investment Outlook

We believe there are two types of events that directly impact trading opportunities in the managed futures markets. The first are global macro events that have significant impact on the markets. Frequent, dramatic events can cause major market reactions. If those reactions persist for a period of time, the Fund has the opportunity to invest profitably, even if the nominal prices of the investments are falling. The other event is the extent to which national governments provide the financial markets with artificially high levels of liquidity; the quantitative easing programs in the U.S. and similar programs across the continents are examples of these events. We also believe governments which issue debt without regard to the long-term consequences could be seeding a future financial crisis.

It appears government intervention in the capital markets is drawing significant criticism from multiple constituencies and is likely to recede from the unprecedented levels of the recent past. That case has the potential to bode well for the Fund’s investment strategy. If government intervention were to remain unconstrained until the point of a fiscal crisis, that, too, could benefit the Fund’s strategy, albeit under what would likely be very turbulent conditions.

We appreciate your support and commitment to the Fund.

0598-NLD-3/5/2013

Grant Park Managed Futures Strategy Fund
PORTFOLIO REVIEW
January 31, 2013 (Unaudited)

The Portfolio's performance figures* for the period ended January 31, 2013, as compared to its benchmark:
		Inception** -
	One Year	January 31, 2013
Grant Park Managed Futures Strategy Fund - Class A	-3.78%	-3.02%
Grant Park Managed Futures Strategy Fund - Class A with load	-9.33%	-5.98%
Grant Park Managed Futures Strategy Fund - Class C	-4.52%	-3.72%
Grant Park Managed Futures Strategy Fund - Class I	-3.46%	-2.75%
Grant Park Managed Futures Strategy Fund - Class N	-3.67%	-2.97%
Grant Park Managed Futures Strategy Fund - Class W	-3.99%	-3.24%
S&P 500 Total Return Index	16.78%	9.13%
Barclays Capital U.S. Government/Corporate Long Bond Index	3.95%	14.98%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%.   Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  Performance figures for periods greater than one year are annualized.  The Fund’s total annual operating expenses are 1.97% for Class A shares, 2.72% for Class C shares, 1.72% for Class I shares, 1.97% for Class N shares, and 2.22% for Class W shares per the Prospectus as revised September 18, 2012. For performance information current to the most recent month-end, please call toll-free 1-855-501-4758.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Barclays Capital U.S. Government/Corporate Long Bond Index measures the performance of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate bonds with maturities longer than 10 years.

** Inception date is March 4, 2011.

Consolidated Portfolio Composition as of January 31, 2013

Holdings by type of investment	% of Net Assets	Holdings by type of investment	% of Net Assets
U.S Government & Agency Obligations	44.4%	Alternative Investment	0.1%
Diversified Financial Services	5.6%	Money Market Funds	29.9%
Insurance	2.4%	Other / Cash & Cash Equivalents	17.6%
			100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
January 31, 2013
Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 52.4%
	DIVERSIFIED FINANCIAL SERVICES - 5.6%
$ 7,000,000	General Electric Capital Corp.	5.4000	9/20/2013	$ 7,219,016

	INSURANCE - 2.4%
3,000,000	Berkshire Hathaway Finance Corp.	5.0000	8/15/2013	3,073,029

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 44.4%
10,000,000	Federal Home Loan Banks	0.1250	3/21/2013	9,999,370
8,100,000	Federal Home Loan Banks	0.2000	4/30/2013	8,101,515
6,000,000	Federal Home Loan Banks	0.2500	7/18/2013	6,004,692
7,000,000	Federal Home Loan Banks	0.2500	9/6/2013	7,003,241
8,000,000	Federal Home Loan Banks	0.2900	11/8/2013	8,006,248
15,000,000	Federal Home Loan Mortgage Corp.	0.7500	3/28/2013	15,012,555
3,000,000	United States Treasury Note	0.2500	10/31/2013	3,002,109
				57,129,730

	TOTAL BONDS & NOTES (Cost - $67,424,855)			67,421,775

Shares
	ALTERNATIVE INVESTMENT - 0.1%
119,877	Global Diversified Managed Futures Fund LP (Cost - $104,190) (1) *			108,252

	SHORT-TERM INVESTMENTS - 29.9%
	MONEY MARKET FUND - 29.9%
38,451,256	AIM STIT Liquid Assets Portfolio, to yield 0.00% (Cost - $38,451,256) **			38,451,256

	TOTAL INVESTMENTS - 82.4% (Cost - $105,980,301) (a)			$ 105,981,283
	OTHER ASSETS LESS LIABILITIES - NET - 17.6%			22,664,570
	NET ASSETS - 100.0%			$ 128,645,853

(a)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $105,980,301 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:		$ 11,994
		Unrealized depreciation:		(11,012)
		Net unrealized appreciation:		$ 982

(1)	This investment is a holding of GPMFS Fund Limited.
*	Non-income producing security.
**	Money Market Fund; Interest rate reflects seven-day effective yield on Janaury 31, 2013.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2013
Unrealized
	LONG SWAP (1)	Gain / (Loss)

Total return swap with Deutsche Bank AG, London Branch.  The swap provides exposure to the total returns on a basket of CTA programs that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank.  The basket is comprised of a diversified collection of CTA programs including systematic trend following, relative value and short term trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each CTA program, and the mix of CTA programs.  The swap was effective on August 17, 2012 and has a term of five years therefrom unless earlier terminated.  In addition, the swap provides for a 0.50% fee to Deutsche Bank. (Notional Value $126,627,983)

$ (2,255,600)
	Total Net Unrealized Loss on Swap Contract	$ (2,255,600)

(1)	This investment is a holding of GPMFS Fund Limited.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
January 31, 2013

Assets
Investment securities:
At cost	$ 105,980,301
At value	$ 105,981,283
Cash on deposit with brokers (1)	25,800,000
Receivable for securities sold	57,416
Receivable for Fund shares sold	383,100
Interest receivable	284,643
Prepaid expenses and other assets	72,663
Total Assets	132,579,105

Liabilities
Unrealized depreciation on swap contract	2,255,600
Due to broker - swap contracts	1,371,803
Payable for Fund shares repurchased	126,527
Investment advisory fees payable	117,232
Distribution (12b-1) fees payable	22,240
Fees payable to other affiliates	4,560
Accrued expenses and other liabilities	35,290
Total Liabilities	3,933,252
NET ASSETS	$ 128,645,853

Net Assets Consist of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 130,925,042
Accumulated net investment loss	(1,592,776)
Accumulated net realized gain from security transactions, options contracts, futures contracts, forward foreign exchange contracts and swap contract	1,568,205
Net unrealized depreciation of investments and swap contract	(2,254,618)
NET ASSETS	$ 128,645,853

(1) This investment is a holding of GPMFS Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)

January 31, 2013

Net Asset Value Per Share:
Class A Shares
Net Assets	$ 40,935,343
Shares of beneficial interest outstanding	4,338,907
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 9.43
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (b)	$ 10.01

Class C Shares
Net Assets	$ 6,341,971
Shares of beneficial interest outstanding	681,889
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 9.30

Class I Shares
Net Assets	$ 41,240,700
Shares of beneficial interest outstanding	4,350,629
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 9.48

Class N Shares
Net Assets	$ 39,601,369
Shares of beneficial interest outstanding	4,196,826
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 9.44

Class W Shares
Net Assets	$ 526,470
Shares of beneficial interest outstanding	56,085
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 9.39

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.
(b) On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended January 31, 2013

Investment Income
Interest	$ 127,141
Dividends	1,283
Total Investment Income	128,424

Expenses
Incentive fees (1)	814,858
Investment advisory fees	1,408,716
Management fees (1)	518,861
Administrative services fees	98,445
Distribution (12b-1) fees:
Class A	75,956
Class C	40,003
Class N	88,381
Class W	2,217
Professional fees	41,178
Registration fees	99,223
Accounting services fees	39,598
Transfer agent fees	107,811
Compliance officer fees	20,225
Custodian fees	14,205
Printing and postage expenses	17,363
Interest Expense	4,173
Trustees fees and expenses	5,034
Insurance expense	2,851
Other expenses	87,294
Total Expenses	3,486,392

Less: Fees waived by the Advisor	(174,324)

Net Expenses	3,312,068
Net Investment Loss	(3,183,644)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	69,194
Swap contract	(1,371,803)
Options written	7,078
Options purchased	5,900
Forward foreign currency contracts	(388,806)
Futures contracts	3,248,378
1,569,941

(1) This is an expense GDMFF. See note 4.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS (Continued)
For the Year Ended January 31, 2013

Net change in unrealized appreciation (depreciation) of:
Investments	$ (247,852)
Swap contract	(2,255,600)
Options purchased	(6,756)
Options written	18,610
Forward foreign currency contracts	12,943
Futures contracts	(561,964)
(3,040,619)

Net Realized and Unrealized Loss	(1,470,678)

Net Decrease in Net Assets Resulting From Operations	$ (4,654,322)

Net gain attributable to the non-controlling interest	$ (308,514)

Net Decrease in Net Assets From Operations
Attributable to the Grant Park Managed Futures Strategy Fund	$ (4,962,836)

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	January 31, 2013	January 31, 2012 (a)

From Operations
Net investment loss	$ (3,183,644)	$ (926,759)
Net realized gain (loss) from investment transactions, options transactions, swap contract, futures contracts and forward foreign currency transactions	1,569,941	(1,589,872)
Net change in unrealized appreciation (depreciation) of investments, options contracts, swap contract, futures contracts, and forward foreign currency transactions	(3,040,619)	1,017,616
Net decrease in net assets resulting from operations	(4,654,322)	(1,499,015)

Capital Transactions - Controlling Interest
Proceeds from shares sold	115,566,911	67,971,138
Redemption fee proceeds	22,294	4,545
Payments for shares redeemed	(40,612,052)	(8,518,966)
Total Increase in Net Assets From Capital Transactions -
Controlling Interest	74,977,153	59,456,717
Capital Transactions - Non-controlling Interest
Proceeds from contributions	-	4,649,309
Withdrawals	(733,999)	(250,000)
Reduction of non-controlling interest due to deconsolidation	(3,299,990)	-
Total Increase (Decrease) in Net Assets From Capital Transactions -
Non-controlling Interest	(4,033,989)	4,399,309
Net Assets
Beginning of Year	62,357,011	-
End of Year *	$ 128,645,853	$ 62,357,011
*Includes accumulated net investment loss of:	$ (1,592,776)	$ (414,329)

(a)	The Grant Park Managed Futures Strategy Fund commenced operations on March 4, 2011.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
	January 31, 2013	January 31, 2012 (a)

SHARE ACTIVITY
Class A:
Shares Sold	4,032,988	1,650,613
Shares Redeemed	(1,227,090)	(117,604)
Net increase in shares of beneficial interest outstanding	2,805,898	1,533,009

Class C:
Shares Sold	534,967	193,488
Shares Redeemed	(44,544)	(2,022)
Net increase in shares of beneficial interest outstanding	490,423	191,466

Class I:
Shares Sold	3,676,662	2,412,299
Shares Redeemed	(1,255,287)	(483,045)
Net increase in shares of beneficial interest outstanding	2,421,375	1,929,254

Class N:
Shares Sold	3,638,263	2,532,387
Shares Redeemed	(1,715,323)	(258,501)
Net increase in shares of beneficial interest outstanding	1,922,940	2,273,886

Class W:
Shares Sold	36,866	19,638
Shares Redeemed	(415)	(4)
Net increase in shares of beneficial interest outstanding	36,451	19,634

(a) The Grant Park Managed Futures Strategy Fund commenced operations on March 4, 2011.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Selected Data and Ratios (for a share outstanding throughout the period)

	Class A			Class C			Class I
	Year Ended January 31, 2013	Period Ended January 31, 2012(1)		Year Ended January 31, 2013	Period Ended January 31, 2012(1)		Year Ended January 31, 2013	Period Ended January31, 2012(1)

Net asset value, beginning of year	$ 9.80	$ 10.00		$ 9.74	$ 10.00		$ 9.82	$ 10.00
Activity from investment operations:
Net investment loss (2)	(0.31)	(0.31)		(0.38)	(0.36)		(0.28)	(0.29)
Net realized and unrealized gain (loss)	(0.06)	0.11		(0.06)	0.10		(0.06)	0.11
Total from investment operations	(0.37)	(0.20)		(0.44)	(0.26)		(0.34)	(0.18)

Paid-in-Capital From Redemption Fees (7)	-	-		-	-		-	-

Net asset value, end of year	$ 9.43	$ 9.80		$ 9.30	$ 9.74		$ 9.48	$ 9.82

Total return (3)	(3.78)%	(2.00)%	(6)	(4.52)%	(2.60)%	(6)	(3.46)%	(1.80)%	(6)

Net assets, at end of year (000s)	$ 40,935	$ 15,026		$ 6,342	$ 1,864		$ 41,241	$ 18,951

Ratios/Supplemental Data:
Ratio of gross expenses to average
net assets, including interest expense (4)	3.50%	4.80%	(5)	4.26%	6.64%	(5)	3.26%	4.17%	(5)
Ratio of net expenses to average
net assets, including interest expense	3.33%	3.55%	(5)	4.08%	4.10%	(5)	3.08%	3.23%	(5)
Ratio of net investment loss to average net assets	(3.20)%	(3.45)%	(5)	(3.95)%	(4.01)%	(5)	(2.95)%	(3.14)%	(5)
Portfolio Turnover Rate	120%	16%	(6)	120%	16%	(6)	120%	16%	(6)

	Class N			Class W
	Year Ended January 31, 2013	Period Ended January 31, 2012 (1)		Year Ended January 31, 2013	Period Ended January 31, 2012 (1)

Net asset value, beginning of year	$ 9.80	$ 10.00		$ 9.78	$ 10.00
Activity from investment operations:
Net investment loss (2)	(0.31)	(0.34)		(0.33)	(0.32)
Net realized and unrealized gain (loss)	(0.05)	0.14		(0.06)	0.10
Total from investment operations	(0.36)	(0.20)		(0.39)	(0.22)

Paid-in-Capital From Redemption Fees (7)	-	-		-	-

Net asset value, end of year	$ 9.44	$ 9.80		$ 9.39	$ 9.78

Total return (3)	(3.67)%	(2.00)%	(6)	(3.99)%	(2.20)%	(6)

Net assets, at end of year (000s)	$ 39,601	$ 22,290		$ 526	$ 192

Ratios/Supplemental Data:
Ratio of gross expenses to average
net assets, including interest expense (4)	3.50%	4.26%	(5)	3.75%	14.70%	(5)
Ratio of net expenses to average
net assets, including interest expense	3.33%	3.81%	(5)	3.58%	3.60%	(5)
Ratio of net investment loss to average net assets	(3.20)%	(3.71)%	(5)	(3.46)%	(3.50)%	(5)
Portfolio Turnover Rate	120%	16%	(6)	120%	16%	(6)
(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5) Annualized for periods less than one full year.
(6) Not annualized.
(7) Less than $0.01 per share.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

January 31, 2013

1.

ORGANIZATION

The Grant Park Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund seeks to achieve income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund offers five classes of shares: Class A, Class C, Class I, Class N and Class W. Class C, I, N and W shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Options and Futures shall be valued at the close price at 4pm eastern time on the valuation date.  Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract.  Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (“Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2013

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods.  The three levels of the hierarchy are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2013 for the Fund’s assets and liabilities measured at fair value on a recurring basis:

Assets *	Level 1	Level 2	Level 3	Total
Bonds & Notes	$ -	$ 67,421,775	$ -	$ 67,421,775
Alternative Investment	-	108,252	-	108,252
Short Term Investment	38,451,256	-	-	38,451,256
Total	$ 38,451,256	$ 67,530,027	$ -	$ 105,981,283

Liabilities *	Level 1	Level 2	Level 3	Total
Swap Contract	$ -	$ 2,255,600	$ -	$ 2,255,600
Total	$ -	$ 2,255,600	$ -	$ 2,255,600

*The Fund did not hold any Level 3 securities during the period.  There were no transfers into or out of Level 1 & Level 2 during the period.  It is the Fund’s policy to recognize transfers into and out of Level 1 & Level 2 at the end of the reporting period.

Refer to the Consolidated Portfolio of Investments for security classifications.

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2013

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include GPMFS Fund Limited (“GPMFS”), a wholly-owned and controlled subsidiary.  The consolidated financial statements of GPMFS include the financial statements of Global Diversified Managed Futures Fund LP (GDMFF) through September 12, 2012 on which date GPMFS lost financial control and, therefore, deconsolidated GDMFF.  All inter-company accounts and transactions have been eliminated in consolidation.  Investments in Trading Companies in which the Fund does not have a controlling and majority interest are accounted for under the equity method, which approximates fair value. Fair value represents the proportionate share of the Fund’s interest in the NAV in a Trading Company. The equity interest held by the Fund is shown as investments in unconsolidated trading companies in the statements of financial condition. The income or loss attributable thereto in proportion of investment level is shown in the statements of operations as equity in earnings/(loss) from unconsolidated trading companies.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.  GPMFS commenced operations on March 11, 2011.

A summary of the Fund’s investments in the GPMFS is as follows:

GPMFS Fund Limited (GPMFS)
January 31, 2013
Fair Value of GDMFF	$ 31,377,920
Other Assets	$ -
Total Net Assets	$ 31,377,920

Percentage of the Fund's Total Net Assets	24.4%

GDMFF is an equity method investment that invests in global derivatives markets through multiple Commodity Trading Advisors (CTA), each of whom is registered with the U.S. Commodity Futures Trading Commission and each of whom operate multiple trading programs.  CTAs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options and forward contracts.  It is anticipated the CTA programs used by GDMFF will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  GPMFS had a controlling interest in GDMFF through September 12, 2012 on which date, GPMFS lost financial control and held an ownership interest of 49.63%.  As of January 31, 2013, GPMFS had a 3.29% ownership interest in GDMFF.

For tax purposes, GPMFS is an exempted Cayman investment company.  GPMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes.  No such taxes are levied in the Cayman Islands at the present time.  For U.S. income tax purposes, GPMFS is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S trade of business and as such is not subject to U.S. income tax.  However, as a wholly-owned Controlled Foreign Corporation, GPMFS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2013

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of the Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign exchange contracts in the consolidated statement of operations.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.  Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.  The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.  Risks may exceed amounts recognized in the consolidated statements of assets and liabilities.  With futures, there is minimal counterparty

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2013

credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  For the year ended January 31, 2013, the Fund, through GDMFF, had realized gains of $3,248,378 from futures contracts.

Options Transactions – The Fund is subject to equity price risk, interest rate risk, and currency risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.  When the fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.  When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The following table summarizes the Fund's written option activity:

Option Contracts	Number of Option Contracts	Premium
Outstanding at January 31, 2012	1	$ 385
Options written	94,240,278	45,282
Options expired	(43,324,295)	(21,558)
Outstanding at September 12, 2012	50,915,984	$ 24,109
Deconsolidation of GDMFF	(50,915,984)	(24,109)
Outstanding at January 31, 2013	-	$ -

Includes controlling and non-controlling interest.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2013

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty.  Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Consolidated Statement of Operations.  Realized gains and losses from the decrease in notional value of the swap are recognized on trade date.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

GPMFS maintains cash, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap.  As of January 31, 2013, the notional value of the swap was $126,627,983.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.  In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety.  As of January 31, 2013, the net change in unrealized depreciation on the swap contract was $2,255,600.  For the year ended January 31, 2013, the Fund had realized losses of $1,371,803 from swap contracts.

Impact of Derivatives on the Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended January 31, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/ Interest Rate Contracts

Net realized gain (loss) from option, future, and foreign exchange contracts; Net change in unrealized appreciation (depreciation) from open option, future, foreign exchange contracts and swap contract

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the period ended January 31, 2013:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2013

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	Total for the Year Ended January 31, 2013
Futures	$ 358,865	$ (438,782)	$ 1,765,792	$ 1,562,503	$ 3,248,378
Options Purchased	-	(3,015)	(1,397)	10,312	5,900
Options Written	-	14,035	1,230	(8,187)	7,078
Forward Foreign Currency Contarcts	-	(388,806)	-	-	(388,806)
Swap Contract	-	-	(1,371,803)	-	(1,371,803)
	$ 358,865	$ (816,568)	$ 393,822	$ 1,564,628	$ 1,500,747

 Includes controlling and non-controlling interest.

Net change in unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	Total for the Year Ended January 31, 2013
Futures	$ 457,985	$ (210,330)	$ 145,252	$ (954,871)	$ (561,964)
Options Purchased	-	(6,399)	(263)	(94)	(6,756)
Options Written	-	20,667	287	(2,344)	18,610
Forward Foreign Currency Contracts	-	12,943	-	-	12,943
Swap Contract	-	-	(2,255,600)	-	(2,255,600)
	$ 457,985	$ (183,119)	$ (2,110,324)	$ (957,309)	$ (2,792,767)

Includes controlling and non-controlling interest.

Change in Ownership – On September 12, 2012, the Fund lost financial control of GDMFF as the Fund reduced its equity ownership to 49.63%.  As the ownership percentage fell below 50%, GDMFF was deconsolidated and the investment subsequent to September 12, 2012 is accounted for using the equity method.  The loss on the deconsolidation and sale of GDMFF was $0, as the investment in GDMFF is recorded at NAV.  Subsequently, the Fund has continued to sell ownership and as of January 31, 2013, the Fund has a carrying value of $108,252 which equates to 3.29% of ownership of GDMFF.  The fair value of the investment is a Level 2 measurement (see Note 2) based upon the consideration of observable inputs.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.  Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  The difference between the cost and fair value of open investments is reflected as unrealized appreciation (depreciation) on investments and any change in that amount from the prior period is reflected in the accompanying consolidated statement of operations.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2013

their federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended January 31, 2013, the Fund had no cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  Knollwood Investment Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.40% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2013

commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.94%, 2.69%, 1.69%, 1.94% and 2.19% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, Class N and Class W shares, respectively.   For the year ended January 31, 2013, the Advisor waived fees and reimbursed expenses in the amount of $174,324.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.94%, 2.69%, 1.69%, 1.94% and 2.19% of average daily net assets attributable to Class A, Class C, Class I, Class N and Class W shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.94%, 2.69%, 1.69%, 1.94% and 2.19% of average daily net assets for each share class.  If Fund Operating Expenses attributable to Class A, Class C, Class I, Class N and Class W shares subsequently exceed 1.94%, 2.69%, 1.69%, 1.94% and 2.19%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  The Board may terminate this expense reimbursement arrangement at any time.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire on January 31 of the following years:

January 31, 2015	$ 178,587
January 31, 2016	$ 174,324

Expenses from GDMFF: During the year ended January 31, 2013, GDMFF engaged Denali Asset Management LLP (“Denali”), Metolius Capital LLC (“Metolius”), Quantitative Investment Management LLC (“QIM”), Welton Investment Corporation (“Welton”), and Winton Capital Management Limited, (“Winton”) to provide advisory services.

GDMFF Management Fee: Pursuant to the GDMFF agreements with the Advisors, Advisors receive a quarterly advisory management fee ranging from 0% to 1% per annum on the basis of month-end “Allocated Net Assets”, defined by the general partner as allocated total assets of GDMFF including all cash and cash equivalents plus the market value of all open commodity interest positions and U.S. Treasury bills, but minus all accrued liabilities of GDMFF.  The advisory management fee is calculated after deduction of brokerage fees, but before reduction for any incentive fee or other costs and before inclusion of new partner subscriptions and redemptions for the current day.

GDMFF Incentive Fee: GDMFF also pays the Advisors a quarterly incentive fee between 20%-30% of the “New Trading Profit”, if any, of GDMFF.  The incentive fee is based on the performance of each Advisor’s portion of the assets allocated to them.  New Trading Profit in any quarter is equal to the “Trading Profit” for such quarter that is in excess of the highest level of such cumulative trading profit as of any previous calendar quarter-end. Trading Profit is calculated by including realized and unrealized profits and losses, excluding interest income, and deducting the advisory management fee and brokerage fee.

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2013

GPMFS Rule 12b-1 Fee: The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets attributable to the Class A, Class C, Class N and Class W shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I, Class N and Class W shares.  The Distributor is an affiliate of GFS.  For the year ended January 31, 2013, the Distributor received $122,485 in underwriting commissions for sales of Class A shares, of which $16,779 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit Committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Funds.

5.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the year ended January 31, 2013, the Fund assessed $6,569, $863, $6,874, $7,896 and $92 for Class A shares, Class C shares, Class I shares, Class N shares and Class W shares, respectively, in redemption fees.

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2013

6.  UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objective by investing a portion of its assets in AIM STIT Liquid Assets Portfolio (the “Portfolio”), a registered open-end fund incorporated in the USA. The Fund may redeem its investment from the Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and their shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Portfolio.  The annual report of the Portfolio, along with the report of the independent registered public accounting firm is included in the Portfolio’s N-CSR filing dated August 31, 2012, available at ‘www.sec.gov’.  As of January 31, 2013, the percentage of the Fund’s net assets invested in the Portfolio was 29.9%.

7.  TAX COMPONENTS OF CAPITAL

As of January 31, 2013 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other		Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax		Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ (2,082,382)	$ (193,727)	$ (3,080)	$ (2,279,189)

The difference between book basis and tax basis unrealized appreciation/ (depreciation) and accumulated net realized loss from security transactions are primarily attributable to the adjustments for Fund’s wholly-owned and controlled subsidiary.

Late year loss incurred after December 31 within the fiscal year is deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $193,727.

Permanent book and tax differences, primarily attributable to net operating losses and adjustments for the Fund’s wholly-owned and controlled subsidiary, resulted in reclassification for the period ended January 31, 2013 as follows: a decrease in paid in capital of $3,173,673, a decrease in accumulated net investment loss of $2,005,197, and an increase in accumulated net realized gain of $1,168,476.

8. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  ASU No. 2013-01 clarified that ASU No. 2011-11 applies only to derivatives, repurchase agreements and reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in accordance with specific criteria contained in FASB ASC Section 210-20-45 or Section 815-10-45 or subject to a master netting arrangement or similar agreement.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Grant Park Managed Futures Strategy Fund

EXPENSE EXAMPLES

January 31, 2013 (Unaudited)

As a shareholder of the Grant Park Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Grant Park Managed Futures Strategy Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2012 through January 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Grant Park Managed Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 8/1/12	Ending Account Value 1/31/13*	Expenses Paid During Period **	Ending Account Value 1/31/13*	Consolidated Expenses Paid During Period **
Grant Park Managed Futures Strategy Fund:
Class A	3.33%	$1,000.00	$959.30	$16.41	$1,008.39	$16.82
Class C	4.08%	$1,000.00	$955.80	$20.06	$1,004.62	$20.56
Class I	3.08%	$1,000.00	$960.50	$15.18	$1,009.65	$15.56
Class N	3.33%	$1,000.00	$960.30	$15.18	$1,008.39	$15.55
Class W	3.58%	$1,000.00	$959.10	$15.17	$1,007.13	$15.54

*  Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**  Annualized.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Grant Park Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities of Grant Park Managed Futures Strategy Fund (the Fund), including the consolidated portfolio of investments, as of January 31, 2013, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets for the period then ended and for the period of March 4, 2011 (commencement of operations) through January 31, 2012 and the consolidated financial highlights for the year in the period then ended and for the period from March 4, 2011 (commencement of operations) through January 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and others or by other appropriate audit procedures where replies from others were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Grant Park Managed Futures Strategy Fund as of January 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from March 4, 2011 (commencement of operations) through January 31, 2012, and the financial highlights for the year then ended and for the period from March 4, 2011 (commencement of operations) through January 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/McGladrey LLP

Denver, Colorado

April 1, 2013

Grant Park Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION

January 31, 2013 (Unaudited)

Renewal of Advisory Agreement –Grant Park Managed Futures Strategy Fund *

In connection with the regular meeting held on December 11 and 12, 2012 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Knollwood Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of Grant Park Managed Futures Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Board Members were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees discussed the nature, extent and quality of services provided to the shareholders of the Fund by the Adviser since the inception of the Fund and noted no reduction in the level of service provided to the Fund or changes to the key personnel servicing the Fund. The Trustees discussed the comprehensive nature of the Adviser’s approach to selecting commodity trading advisers, and reviewed other aspects of its service to the Fund including compliance procedures.  Taking all relevant information into account, the Board concluded that they have been pleased with the nature, extent and quality of the services provided.

Performance.  The Trustees then evaluated the Fund’s performance, noting that even though the Fund had negative performance, the Fund had outperformed its peer group average and its Morningstar Category Average in the 1-year period and since inception. The Trustees agreed that the Fund’s outperformance was likely due to the Adviser’s investment philosophy of protecting capital while pursuing upside opportunities. The Trustees observed that given the chaotic nature of the global futures markets during the past 12 months, the application of this philosophy reduces both volatility and the magnitude of negative performance. The Adviser discussed the fact that movements in interest rates, and the effect on securities held by the Fund, have been inconsistent. The Adviser also noted that the risk on / risk off market environment is the only force that has consistently driven the market, so diversification has not been as effective as anticipated. The Trustees acknowledged that the recent periods have been difficult for managed futures funds, and expressed their satisfaction with the Fund’s relative performance.

Fees and Expenses. The Trustees then evaluated the management fee and expense ratios of the Fund, noting that the management fee of 1.40% is slightly lower than the peer group average, but higher than the Morningstar Category Average, while still falling well within the Morningstar category’s high-low range. The Board acknowledged that managed futures funds typically have relatively high fees and expenses when compared to a typical mutual fund. The Board then noted that the Fund’s expense ratio of 1.94% was significantly below the averages for the Fund’s peer group average and Morningstar Category Average. After considering all of these factors, the Board concluded that the fee and overall expense ratio were reasonable.

Economies of Scale. The Board noted that the Fund is still relatively new, so it is difficult to assess when economies of scale will be achieved. The Board also noted that the Fund is experiencing significant growth based on information provided in the quarterly reports to the Board. The Board agreed that it will take more time to assess when breakpoints can be implemented given the shifting regulatory landscape and difficulty in assessing future expenses.

Grant Park Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

January 31, 2013 (Unaudited)

Profitability.  The Board considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund.  The Board also considered the benefits realized by the Adviser from other activities related to the Fund, and noted that the Adviser receives 12b-1 fees as reimbursement for distribution related expenses.  The Board concluded that, based on the profitability information provided by the Adviser, the Adviser realized a loss over the past 12 months.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that they were satisfied with the services provided by the Adviser, and that the advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Grant Park Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION

January 31, 2012 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	96

AdvisorOne Funds (11 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	96	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	107

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	107	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Grant Park Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

January 31, 2013 (Unaudited)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	96	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Grant Park Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

January 31, 2013 (Unaudited)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-501-4758.

1/31/13 – NLFT

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-501-4758 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-501-4758.

INVESTMENT ADVISOR

Knollwood Investment Advisors, LLC
626 W. Jackson Boulevard, Suite 600

Chicago, IL 60661

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $30,000

2012 - $30,000

(b)

Audit-Related Fees

2013 - None

2012 - None

(c)

Tax Fees

2013 - $7,500

2012 - $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $7,500

2012 - $7,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/8/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

4/8/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/8/13